Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the report of China Shenghuo Pharmaceutical Holdings, Inc. (the “Company”) on Form 10-KSB/A for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gui Hua Lan
Gui Hua Lan
Chief Executive Officer and Chairman of the Board (Principal Executive Officer) November 14, 2008

/s/ Wendy Fu
Wendy Fu
Chief Financial Officer (Principal Financial and Accounting Officer) November 14, 2008